UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

Baker Hughes Incorporated

(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on April 26, 2012 (i) to elect twelve members to the Board of Directors to serve for a one-year term, (ii) to ratify Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year 2012, (iii) to vote on an advisory vote to approve the Company’s executive compensation program, and (iv) to vote on a stockholder proposal to require director nominees to be elected by the affirmative vote of the majority of votes cast at an annual meeting rather than the current plurality voting standard.

As of March 1, 2012, the record date, there were 437,579,346 shares of common stock issued and outstanding and entitled to vote at the Company’s Annual Meeting of Stockholders and 354, 941,372 shares of common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The information below reflects the number of votes cast by the holders of such common stock.

The number of votes for, votes withheld and broker non-votes for the election of each director was as follows:

Names	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Larry D. Brady	316,219,487	5,771,529	32,950,356
Clarence P. Cazalot, Jr.	308,890,373	13,100,643	32,950,356
Martin S. Craighead	316,326,813	5,664,203	32,950,356
Chad C. Deaton	315,103,422	6,887,594	32,950,356
Anthony G. Fernandes	313,873,921	8,117,095	32,950,356
Claire W. Gargalli	307,201,563	14,789,453	32,950,356
Pierre H. Jungels	308,470,494	13,520,522	32,950,356
James A. Lash	315,406,406	6,584,610	32,950,356
J. Larry Nichols	283,019,553	38,971,463	32,950,356
H. John Riley, Jr.	313,368,980	8,622,036	32,950,356
James W. Stewart	313,435,637	8,555,379	32,950,356
Charles L. Watson	306,612,185	15,378,831	32,950,356

The number of votes for, the number of votes against and the number of abstentions with respect to the ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2012 was as follows:

Number of Votes For	Number of Votes Against	Abstentions
348,556,149	3,711,931	2,673,292

The number of votes for, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the advisory vote to approve the Company’s executive compensation program was as follows:

Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
285,392,747	30,906,785	5,696,083	32,945,757

The number of votes for, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the stockholder proposal regarding the majority vote standard for director elections was as follows:

Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
180,752,009	138,460,903	2,780,978	32,947,482

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: April 27, 2012	By:	/s/ Sandra E. Alford
Sandra E. Alford Corporate Secretary